UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 26, 2007

QCR Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22208	42-1397595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3551 Seventh Street, Suite 204, Moline, Illinois, 61265
(Address of principal executive offices)

Registrant's telephone number, including area code:   (309) 743-7721

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 26, 2007, QCR Holdings, Inc. issued a release announcing a dividend payment. The news release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(a)      Exhibits.

          News release dated October 26, 2007

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QCR Holdings, Inc. (Registrant)
October 26, 2007 (Date)	/s/ TODD A. GIPPLE Todd A. Gipple Executive Vice President and Chief Financial Officer